                                                                   EXHIBIT 10.15

                         SETTLEMENT AGREEMENT & RELEASE

     This Settlement Agreement & Release is effective April 26, 2002 (the "Effective Date") between Dell Products, L.P. ("Dell") with its principal place
 --------------                                 ----
of business at One Dell Way, Round Rock, Texas 78682 and InterVideo, Inc., ("InterVideo") a Delaware corporation having its principal place of business at
  ----------
47350 Fremont Blvd., Fremont, California 94538. Hereinafter, Dell and InterVideo shall be referred to collectively as the "Parties."
                                          -------

                                    RECITALS

     WHEREAS, on August 4, 1999, Dell and InterVideo entered into a Software Licensing Agreement, as modified by the Supplement entered into on August 4, 1999, by Supplement Two, entered into on July 31, 2000, and by Amendment One, entered into May 5, 2001 (the foregoing, collectively, the "Original License
                                                            ----------------
Agreement"); and
---------

     WHEREAS, pursuant to the Original License Agreement, InterVideo made certain representations and warranties to Dell regarding the Products, and agreed to indemnify Dell against certain losses;

     WHEREAS, Dell has entered into certain agreements with the Claiming Parties (as defined below) to settle and release certain claims of infringement the Claiming Parties (as defined below) may have against Dell; WHEREAS, concurrently with the execution of this Settlement Agreement & Release, the Parties are entering into a Series D Preferred Stock Subscription Agreement, in the form attached hereto; and WHEREAS, the Parties desire to settle all claims Dell may have against InterVideo relating to Infringement (as defined below), pursuant to the terms and conditions set forth in this Agreement.

                                    AGREEMENT

     NOW THEREFORE, in consideration of the promises and mutual promises referred to in the Recitals and contained herein, and of other consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

     1.   Definitions.
          -----------

          1.1 "Claiming Parties" means (i) Nissim Corporation, a Florida
               ----------------
corporation, (ii) Mr. Max Abecassis, an individual associated with Nissim Corporation, (iii) MPEG LA, L.L.C., a limited liability company organized and existing under the laws of Delaware, (iv) any past, present or future signatories to an agreement with MPEG LA, L.L.C. regarding intellectual property rights, to the extent that signatory licenses those rights to MPEG LA, L.L.C., or authorizes MPEG LA, L.L.C. to act on its behalf with respect to those rights,
(v) any entities on behalf of which MPEG LA,

L.L.C. threatens, alleges, or brings an Action (defined below) for any infringement of intellectual property rights, or has the right to do so, to the extent of the alleged infringement, and (vi) any affiliates, successors or assigns or any of the foregoing.

          1.2  "Infringement" means any actual or alleged infringement, direct
                ------------
or indirect, by any Party or any third party, including without limitation (i) any infringement, direct or indirect, by Products (as defined below), alone or in combination with any Dell product or any other product, and (ii) any infringement, direct or indirect, by InterVideo or the other Released Parties (as defined below), Dell or the other Releasing Parties (as defined below), or any of Dell's customers or distributors.

          1.4 "MPEG - 2 Patent Portfolio" means (a) the "MPEG-2 Essential Patent(s)" in the "MPEG-2 Patent Portfolio" as those terms are defined in that certain MPEG-2 Patent Portfolio License between Dell and MPEG LA, L.L.C. entered into December 31, 2001, which include those patents set forth at www.mpegla.com
                                                                 --------------
as of April 1, 2002 and attached to this Agreement as Schedule A, (b) any other patents of MPEG-LA that, as of the Effective Date, have been asserted against Dell or under which Dell is licensed.

          1.5 "Nissim Patent Portfolio" means (a) United States Patents Number 5,434,678; 5,589,945; 5,634,849; 5,913,013; 6,151,444; and 6,208,805, (b) any
other patents of Nissim or Mr. Max Abecassis that, as of the Effective Date, have been asserted against Dell or under which Dell is licensed.

          1.6  "Products" means any software products licensed under the
                --------
Original License Agreement, or any of InterVideo's products distributed by Dell.

     2.   Attorneys' Fees. Each of the Parties hereby agrees to bear its own
          ---------------
attorneys' fees and expenses incurred in connection with the dispute concerning the Infringement.

     3.   Release of All Claims.
          ---------------------

          3.1 By this Agreement, Dell, on behalf of itself, and its present and former directors, officers, employees, attorneys, agents, customers, subsidiaries, licensees, representatives, and insurers, and its respective successors affiliates and assigns ("Releasing Parties"), hereby fully and
                                    -----------------
unconditionally releases and forever discharges InterVideo, and its present and former directors, officers, employees, attorneys, agents, representatives, and insurers, and its respective successors affiliates and assigns ("Released
                                                                 --------
Parties") from and against any and all indemnity obligations, claims,
-------
contentions, debts, liabilities, demands, promises, agreements, costs, expenses (including but not limited to attorneys' fees), damages, suits, legal proceedings, mediations, arbitrations, losses, judgments, settlements, actions or causes of action, or the like (collectively "Actions") of whatever kind or
                                                -------
nature, whether now known or unknown, and whether based on contract, breach of warranty, indemnity, tort, statutory or other legal, equitable theory of recovery, which Releasing Parties have, had, or may ever claim to have against the Released Parties, which relate to, arise from, or are connected with Infringement of the Nissim Patent Portfolio and the MPEG -2 Patent Portfolio, including, without limitation, the following (all of the foregoing and the following collectively the

"Released Matters"): (a) warranty claims under Section 6.0 of the Original
 ----------------
License Agreement that are related to Infringement of the MPEG-2 Patent Portfolio or Nissim Patent Portfolio, or (b) any rights or indemnity obligations, and related claims, under Section 7 of the Original License Agreement that are related to Infringement of the MPEG-2 Patent Portfolio or Nissim Patent Portfolio.

          3.2 Dell represents and warrants that, as of the Effective Date, it has no knowledge or any actual or threatened claims of Infringement by any of the Claiming Parties other than those claims released hereunder.

          3.3 In connection with the above, Dell acknowledges that it is aware that, after executing this Settlement Agreement & Release, it or its attorneys or agents may discover claims or facts in addition to or different from those which they now know or believe to exist with respect to the subject matter of this Settlement Agreement & Release or the Released Matters, but that it is Dell's intention to fully, finally and forever settle and release all of the Released Matters, and to finally and forever settle and release any other Actions, known or unknown, suspected or unsuspected, which now exist, may exist, or heretofore may have existed against the Released Parties relating to the Released Matters. In furtherance of this intention, the release herein given shall be and remain in effect as a full and complete release, notwithstanding the discovery or existence of any such additional or different claim(s) or fact(s) that may be asserted with respect to the Released Matters.

     4.   Warranty Against Assignment. The Parties, on behalf of their
          ---------------------------
successors and assigns, hereby warrant and covenant that they have not transferred or assigned and prior to the Effective Date of this Settlement Agreement & Release, and will not transfer or assign to any third party (except under Section 9), any Actions or rights to bring Actions that they have or may have against any of the Released Parties or Releasing Parties, arising out of, or in connection with anything whatsoever relating to the Infringement or the Released Matters.

     5.   Compromise of Disputed Claims. This Settlement Agreement & Release is
          -----------------------------
a compromise of disputed claims and does not in any way constitute an admission by any Party of any liability or responsibility, past, present or future, for the Released Matters.

     6.   Entire Agreement; Modification. This Settlement Agreement & Release
          ------------------------------
and Series D Preferred Stock Subscription Agreement contains the entire agreement between the Parties relating to the subject matter contained herein. All prior or contemporaneous agreements, written or oral, between the Parties regarding the subject matter hereof are superseded by this Settlement Agreement & Release. It is understood that this Settlement Agreement & Release amends the Original License Agreement to exclude the Released Matters as a basis for any liability or responsibility under the Original License Agreement (including with respect to any activities and/or any actual or threatened claims arising either before or after the Effective Date hereof). This Settlement Agreement & Release may not be modified except by written document signed by an authorized representative of each Party.

     7.  Force Majeure. No Party shall be liable for delays or defaults due to
         -------------
fire, windstorm, riot, act of God, act of the public enemy or other similar unforeseeable causes beyond the reasonable control and without the fault or negligence of the Party incurring such delay.

     8.  Waiver. No term of this Settlement Agreement & Release shall be
         ------
considered waived and no breach excused by any Party unless made in writing. No consent, waiver, or excuse by any Party, express or implied, shall constitute a subsequent consent, waiver or excuse.

     9.  Assignment. This Settlement Agreement & Release shall inure to the
         ----------
benefit of and shall be binding upon the respective successors and assigns, if any, of the Parties in its entirety, and may be assigned in connection with a merger, reorganization, change of control, or sale of all or substantially all of the assets to which this Settlement Agreement & Release relates; except that nothing in this section shall be construed to permit any assignment which would be unauthorized or void pursuant to any other part of this Settlement Agreement & Release.

     10. Controlling Law. This Settlement Agreement & Release and all
         ---------------
transactions under it shall be governed by the laws of the State of Texas.

     11. Severability. If any provision of this Settlement Agreement & Release
         ------------
is held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

     12. Headings. The headings of the sections of this Settlement Agreement &
         --------
Release are for reference only and do not control the interpretation of any term or condition of this Settlement Agreement & Release.

     13. Representation by Counsel. Each of the Parties hereto acknowledges that
         -------------------------
they have been represented by independent counsel of their choice throughout all negotiations that preceded the Settlement Agreement & Release, and this Settlement Agreement & Release has been executed with the consent and on the advice of such independent legal counsel.

     14. Implementation of Settlement. The Parties hereby agree to use their
         ----------------------------
best efforts and good faith in carrying out all of the terms of this Settlement Agreement & Release. Each of the Parties hereby agrees and authorizes its respective counsel to execute any additional documents and take any similar procedural actions which reasonably may be required in order to consummate this Settlement Agreement & Release or otherwise to fulfill the intent of the Parties hereunder.

     15. Authority to Execute Agreement. The Parties hereto warrant and
         ------------------------------
guarantee that each person whose signature appears hereon has been duly authorized and has full authority to execute this Settlement Agreement & Release on behalf of the person, persons or entity for whom such signature is indicated.

     16. Signatories' Understanding. By executing this Settlement Agreement &
         --------------------------
Release, the Parties affirm that they are competent, that they have been represented by counsel, or had the opportunity to be represented by counsel, and that they understand and accept the nature, terms and scope of this Settlement Agreement & Release.

     17. Counterpart Signature; Facsimile Deliver. This Settlement Agreement &
         ----------------------------------------
Release may be executed in two or more counterparts and delivered by facsimile, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

IN WITNESS WHEREOF, the Parties hereto have duly executed this Settlement Agreement & Release by their respective duly authorized officers.


DELL PRODUCTS, L.P.                        INTERVIDEO, INC.

By:     /s/ Scott Crawley                 By:     /s/ Steve Ro
    ----------------------------------        ----------------------------------

Title:  Director, Software Procurement    Title:  CEO
       -------------------------------           -------------------------------

Date:   April 25, 2002                    Date:   April 26, 2002
      --------------------------------          --------------------------------

                                   Schedule A:

This is the list of patents covered by the MPEG-2 Patent Portfolio License as of April 1, 2002


CANON INC.

US 4,982,270
JP 2,674,059

COLUMBIA UNIVERSITY

US Re 35,093
CA 2,096,431-C
DE 69129595
DE 69130329
FR 0564597
FR 0630157
GB 0564597
GB 0630157
JP 2,746,749

FRANCE TELECOM (CNET)

US 4,796,087
DE 3767919
FI 86241
FR 2599577
GB 0248711
IT 0248711
SE 0248711

FUJITSU

US 5,235,618
CA 2,029,320
DE 69030056.5
FR 0431319
GB 0431319
JP 2,787,599

GE TECHNOLOGY DEVELOPMENT, INC.

US 4,706,260
US 4,813,056
DE 3855203 T2
FR 0395709
GB 0395709
HK 1,004,307
JP 2,790,509
SG 63561
US 5,426,464
US 5,486,864
CN 94105749
DE 69421444
ES 2,140,477
FR 0624983
GB 0624983
IT 0624983
KR 291492
MX 188411
RU 2,115,261
TR 28291
TW NI-092150
US 5,491,516
AT 167015
BR PI 9405710-9
DE 69410781.6
ES 2,117,252
FR 0679316
GB 0679316
IN 183230
IT 50123 BE 98
KR 282981
MX 187475
MY 109889-A
PT 0679316
RU 2,115,258
SE 0679316
TR 27398
TW NI-66422
VN 526
US 5,600,376
IN 181018
US 5,796,743
KR 283710
MX 201309
MY 112121
TW NI-070615

GENERAL INSTRUMENT CORPORATION

US 4,394,774+
US 4,698,672
US 5,068,724
AU 627421-B2
NO 179890-C
TW NI-52990
US 5,091,782
AT 139402-T1
AU 627684-B2
CA 2,038,043-C
DE 69120139-T2
DK 0451545 T3
ES 2088440-T3
FR 0451545
GB 0451545
GR 3020736
IT 0451545
NO 178419-C
NO 178420-C
TW NI-50643
US 5,093,720

+ Expired December 15, 1998

HITACHI, LTD.

JP 2,666,793
JP 2,907,072
JP 3,085,289
JP 3,173,508

KDDI CORPORATION

JP 1,835,550

MATSUSHITA

US Re 35,910
AU 612543-B2
CA 2,016,523-C
CH 0397402
DE 69027710
ES 2091790
FR 0397402
GB 0397402
IT 0397402
JP 1,949,701
JP 2,695,244
KR 63,477
NL 0397402
SE 0397402
US Re 36,015
US Re 36,507
US 5,223,949
US 5,412,430
FR 0526163
GB 0526163
JP 2,699,703
NL 0526163
US 5,784,107
JP 2,684,941
JP 2,524,044
JP 2,794,899
JP 2,828,095
JP 2,899,478

MITSUBISHI

US4,954,892
CA 2,000,156-C
DE 68913508-T2
FR 0382892
GB 0382892
HK 1008133
IT 0382892
JP 2,100,607
KR 58,957
SE 0382892
US 5,072,295
AU 625476-B2
CA 2,023,543-C
DE 69027820-T2
FI 98421-B
FR 0414193
GB 0414193
HK 1008129
IT 0414193
JP 2,128,624
KR 77,808
NL 0414193
NO 306749
SE 0414193
SG 45452
US 5,949,489
CA 2,234,391
JP 2,924,431
JP 3,127,956
US 5,963,258
CA 2,234,387
SG 65597
US 5,970,175
NO 310,849
US 5,990,960
US 6,002,439
US 6,097,759
CA 2,327,489
NO 310,850
US 6,188,794

JP 1,869,940
JP 2,510,456
JP 2,577,745
JP 2,814,819
JP 2,924,430
CA 2,065,803
NO 307200
SG 64870
JP 3,019,827

NIPPON TELEGRAPH AND TELEPHONE CORPORATION (NTT)

JP 1,939,084
JP 2,562,499

PHILIPS
US 4,849,812
CN 1013425-B
DE 3871998-T2
FR 0282135-B
GB 0282135-B
IT 0282135-B
JP 2,534,534-B2
KR 9700364-B1
TW 29492-B
US 4,901,075
AT 260748-B
CN 1011459B
DE 3750206-C0
FR 0260748-B
GB 0260748-B
IT 0260748-B
JP 2,711,665
KR 118698
NL 0260748-B
SE 0260748-B
TW 35350-B
US 5,021,879
DE 3855114-B
FR 0290085-B
GB 0290085-B
JP 2,630,809-B
US 5,027,206
AT E 131335
AU 634173-B
BE 0359334-B
CH 0359334-B
CN 1018695-B
DE 68925011-B
ES 0359334-B
FI 92127
FR 0359334
GB 0359334-B
GR 0359334-B
HK 96-1695-B
IT 0359334-B
JP 2,961,131
KR 153275
LU 0359334
NL 0359334
SE 0359334
SG 9692026
US 5,128,758
CA 2,018,031
JP 2,791,822
MX 172405-B
US 5,179,442
CA 2,304,917
US 5,333,135
DE 69415698
FR 0609936
GB 0609936
KR 290326
MX 185421
US 5,606,539
AT E157830-B
BE 0460751-B
DE 69127504-B
DK 0460751-B
FR 0460751-B
GB 0460751-B
IT 0460751-B
KR 239837 NL
0460751-B
SE 0460751-B
US 5,608,697
US 5,699,476
AU 641726
CA 2,036,585
DE 69109346.6
DK 0443676
FI 101442
FR 0443676
GB 0443676
HK 96-615
IT 0443676
NL 0443676
SE 0443676
SG 9690467.7
US 5,740,310
CA 2,043,670
US 5,844,867

ROBERT BOSCH GMBH

DE 3769306
FR 0279053
GB 0279053
IT 0279053
NL 0279053

SAMSUNG ELECTRONICS CO., LTD.

US 5,461,421
JP 3,159,853
KR 0166722
US 5,467,086
JP 2,665,127
KR 166716
US 5,654,706
DE 69321781
FR 0580454
GB 0580454
HK 1008711
KR 95,631
KR 132895

SANYO ELECTRIC CO., LTD.

JP 2,812,446

SCIENTIFIC ATLANTA

US 5,418,782
AU 683134
CA 2,180,363
JP 2,940,638
MX 190,776
US 5,420,866
AU 687844
CA 2,186,368
JP 2,940,639
US 5,457,701
AU 680680
CA 2,180,342
JP 2,937,301

SHARP KABUSHIKI KAISHA

JP 2,951,861

SONY

US Re 37,222
DE 69031107
DE 69033782
FR 0424026
FR 0713340
GB 0424026
GB 0713340
JP 3,159,310
US 4,864,393
DE 3854171-T2
GB 2205710-B2
US 5,191,436
DE 69127224
FR 0456433
GB 0456433
HK 1,014,415
JP 2,874,745
JP 2,877,225
JP 2,969,782
US 5,291,486
GB 2289194-B2
GB 2289195-B2
US 5,298,991
DE 69229153
FR 0527011
GB 0527011
US 5,343,248
JP 2,977,104
US 5,428,396
US 5,461,420
AU 672812
CN 45,549
US 5,481,553
AT 185663
AU 673244-B2
BE 0638218
BR 9404321-1
CH 0638218
DE 69421135
DK 0638218
EG 20330
ES 2,137,358
FR 0638218
GB 0638218
GR 3,032,133
HK 1,013,575
HU 217744
IE 0638218
IL 108787
IT 0638218
KR 287490
LU 0638218
MC 0638218
MX 197,778
MY 110794
NL 0638218
NZ 261907-B
PL 173287
PT 0638218
RU 2,119,727
SE 0638218
TR 28436-B
TW 66605-B
US 5,510,840
AT 0573665
DE 69227185
FR 0573665
GB 0573665
IT 0573665
NL 0573665

US 5,539,466
AT 0598904
AU 662548-B2
DE 69229229
FR 0598904
GB 0598904
IT 0598904
US 5,543,847
US 5,559,557
AU 669209-B2
CN 58,202
HK 1,013,573
US 5,663,763
AU 667970
CN 56,083
US 5,666,461
AU 670288
CN 55,336
MY 109,945
TW 70,497
US 5,701,164
US 5,946,042
US 5,982,437
US 6,040,863
US 6,160,849
JP 2,712,645

TOSHIBA CORPORATION

US 5,317,397
JP 2,883,585
US 5,424,779
JP 2,755,851
US 5,467,136
JP 2,758,378
US 5,742,344
JP 2,883,592
US 5,986,713

VICTOR COMPANY OF JAPAN, LIMITED (JVC)

US Re 34,965
DE 69024235
DE 690308191
FR 0379217-B
FR 0572046-B
GB 0379217-B
GB 0572046-B
JP 2,072,546
JP 2,530,217
US Re 35,158
DE 69031045
FR 0584840-B
GB 0584840-B
JP 2,137,325
NL 0584840-B
US Re 36,822
JP 2,962,012
US 5,175,618
DE 69123705
DE 69131257
FR 0484140-B
FR 0683615
GB 0484140-B
GB 0683615
JP 2,830,881
JP 2,921,755
KR 94554

GENERAL INSTRUMENT

DE P3789373.8 removed as of October 1, 1999
FR 0266049 removed as of October 1, 1999
GB 0266049 removed as of October 1, 1999
IT 0266049 removed as of October 1, 1999

SONY

GB 2289196 removed as of October 1, 1999
GB 2259229 removed as of October 1, 1999

VICTOR COMPANY OF JAPAN, LIMITED (JVC)

DE 69012405 removed as of October 1, 1999
FR 0395440-B removed as of October 1, 1999
GB 0395440-B removed as of October 1, 1999
NL 0395440-B removed as of October 1, 1999